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                                                                       EXHIBIT 4


INCORPORATED UNDER THE LAWS                                        COMMON STOCK
 OF THE STATE OF DELAWARE
                                                                  PAR VALUE $.01




THIS CERTIFICATE IS TRANSFERABLE                      CUSIP 961415 10 6
 IN NEW YORK, NY AND DENVER, CO              SEE REVERSE FOR CERTAIN DEFINITIONS


                         WESTPORT RESOURCES CORPORATION

This certifies that





is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Westport Resources Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.

DATED



             /s/ DONALD D. WOLF               /s/ BARTH E. WHITHAM
            CHAIRMAN OF THE BOARD          PRESIDENT, CHIEF OPERATING
                                             OFFICER AND SECRETARY

COUNTERSIGNED AND REGISTERED:

            COMPUTERSHARE TRUST COMPANY, INC.
                     P.O. Box 1596
                 Denver, Colorado 80201
                         TRANSFER AGENT AND REGISTRAR
BY


                                 AUTHORIZED SIGNATURE
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                     [WESTPORT RESOURCES CORPORATION LOGO]

                         WESTPORT RESOURCES CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM  - as tenants in common                                 UNIF GIFT MIN ACT- __________ Custodian ___________
     TEN ENT  - as tenants by the entireties                                              (Cust)               (Minor)
     JT TEN   - as joint tenants with right of                                          under Uniform Gifts to Minors
                of survivorship and not as
                tenants in common                                                       Act ___________
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.


   For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ____________________


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
                                            NOTICE:             X ____________________________________
                                 THE SIGNATURE(S) TO THIS AS-                 (SIGNATURE)
                                 SIGNMENT MUST CORRESPOND
                                 WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFI-
                                 CATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR EN-
                                 LARGEMENT OR ANY CHANGE
                                 WHATEVER.                      X ____________________________________
                                                                              (SIGNATURE)

                                                                --------------------------------------
                                                                THE SIGNATURE(S) MUST BE GUARANTEED
                                                                BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                                (BANKS, STOCKBROKERS, SAVINGS AND
                                                                LOAN ASSOCIATIONS AND CREDIT UNIONS
                                                                WITH MEMBERSHIP IN AN APPROVED
                                                                SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                                                PURSUANT TO S.E.C. RULE 17Ad-15.
                                                                --------------------------------------
                                                                SIGNATURE(S) GUARANTEED BY:







                                                                --------------------------------------
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
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     AMERICAN BANK NOTE COMPANY             PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-764-8620
    55TH STREET AT SANSOM STREET                            PROOF OF JUNE 29, 2000
      PHILADELPHIA, PA 19139                                       WESTPORT
          (215) 764-8600                                         H 66922 back
------------------------------------        ----------------------------------------------------
  SALES: M. GARRETT: 214-823-2700                     OPERATOR:                   eg
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/NET/BANKNOTE/HOME 14/WESTPORT/66922                                  NEW
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